SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

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Deutsche California Tax-Free Income Fund
Deutsche Capital Growth Fund
Deutsche Core Equity Fund
Deutsche Core Fixed Income Fund
Deutsche CROCI (Reg. TM) International Fund
Deutsche CROCI (Reg. TM) Sector Opportunities Fund
Deutsche CROCI (Reg. TM) U.S. Fund
Deutsche Emerging Markets Equity Fund
Deutsche Emerging Markets Frontier Fund
Deutsche Enhanced Commodity Strategy Fund
Deutsche Enhanced Emerging Markets Fixed Income Fund
Deutsche Enhanced Global Bond Fund
Deutsche European Equity Fund
Deutsche Fixed Income Opportunities Fund
Deutsche Floating Rate Fund
Deutsche Global Equity Fund

Deutsche Global Growth Fund
Deutsche Global High Income Fund
Deutsche Global Income Builder Fund
Deutsche Global Inflation Fund
Deutsche Global Small Cap Fund
Deutsche GNMA Fund
Deutsche Gold & Precious Metals Fund
Deutsche Health and Wellness Fund
Deutsche High Income Fund
Deutsche Intermediate Tax/AMT Free Fund
Deutsche Latin America Equity Fund
Deutsche Large Cap Focus Growth Fund
Deutsche Managed Municipal Bond Fund
Deutsche Massachusetts Tax-Free Fund
Deutsche Mid Cap Growth Fund
Deutsche Money Market Prime Series
Deutsche Multi-Asset Conservative Allocation Fund

Deutsche Multi-Asset Global Allocation Fund
Deutsche Multi-Asset Moderate Allocation Fund
Deutsche New York Tax-Free Income Fund
Deutsche Real Assets Fund
Deutsche Science and Technology Fund
Deutsche Short Duration Fund
Deutsche Short-Term Municipal Bond Fund
Deutsche Small Cap Core Fund
Deutsche Small Cap Growth Fund
Deutsche Strategic Government Securities Fund
Deutsche Select Alternative Allocation Fund
Deutsche Strategic High Yield Tax-Free Fund
Deutsche Unconstrained Income Fund
Deutsche World Dividend Fund


Effective April 10, 2017, the following disclosure is added to the first paragraph under the "Fees and Expenses of the Fund" section of the summary section of each fund's prospectus.

Information about sales charge discounts and waivers that may be provided by certain intermediaries is described under "Appendix B - Sales Charge Waivers and Discounts Available Through Intermediaries," which has been added to the fund's prospectus by supplement.

Effective April 10, 2017, "Appendix B, Sales Charge Waivers and Discounts Available Through Intermediaries" is added to each fund's prospectus.


APPENDIX B

SALES CHARGE WAIVERS AND DISCOUNTS AVAILABLE THROUGH INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers. In all instances, it is the shareholder's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary.

The financial intermediary sales charge waivers, discounts, policies or procedures disclosed in this Appendix may vary from those disclosed elsewhere in the fund's prospectus or SAI and are subject to change. This Appendix will be updated based on information provided by the financial intermediaries. Neither the fund, the Advisor nor the Distributor supervises the implementation of financial intermediary sales charge waivers, discounts, policies or procedures nor do they verify the intermediaries' administration of such waivers, discounts, policies or procedures.


MERRILL LYNCH CLASS A AND C SALES CHARGE WAIVERS AND DISCOUNTS

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in each fund's prospectus or SAI.


April 3, 2017
PROSTKR-799

                                                   Deutsche
                                                   Asset Management [DB Logo]

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

o Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

o     Shares purchased by or through a 529 Plan

o Shares purchased through a Merrill Lynch affiliated investment advisory program

o Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

o Shares of funds purchased through the Merrill Lynch Edge Self-Directed platform (if applicable)

o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

o Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

o     Employees   and   registered  representatives  of  Merrill  Lynch  or  its
      affiliates and their family members

o Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

o Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
      (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)


CDSC WAIVERS ON CLASS A AND C SHARES AVAILABLE AT MERRILL LYNCH

o     Death or disability of the shareholder

o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus

o     Return of excess contributions from an IRA Account

o Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

o Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

o     Shares acquired through a right of reinstatement

o Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)


FRONT-END LOAD DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF
 ACCUMULATION & LETTERS OF INTENT

o     Breakpoints as described in this prospectus.

o Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

o Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)



               Please Retain This Supplement for Future Reference


April 3, 2017
PROSTKR-799
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